SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Stationsplein 45

3013 AK Rotterdam

The Netherlands

(Address of Principal Executive Offices)

Registrant’s Telephone number, including area code: 31 10 275 5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amendment to the LyondellBasell U.S. Senior Management Deferral Plan dated April 29, 2013

On April 29, 2013, Lyondell Chemical Company, a wholly owned subsidiary of LyondellBasell Industries N.V. (the “Company”), adopted the First Amendment (the “Amendment”) to the LyondellBasell U.S. Senior Management Deferral Plan (as amended, the “Amended Plan”), an unfunded nonqualified deferred compensation plan for senior management, including executive officers of the Company. The Amendment is effective as of January 1, 2013.

Under the Amended Plan, the Company matches the portion of pay that cannot be matched in the Company’s 401(k) Savings Plan and Pension Plan due to IRS limits. The Company match provided under the Amended Plan is the same as that under the 401(k) Plan and the Pension Plan, which currently are dollar for dollar on 6% and 5% of base salary, respectively. Contributions by participants in the Amended Plan in excess of these amounts will not be matched but will be tax-deferred. Company matching contributions begin in the Amended Plan once the participant has reached the IRS limits in the 401(k) Plan and Pension Plan, respectively.

Amounts deferred under the Amended Plan are allocated into accounts that mirror selected investment funds in our 401(k) plan, although the amounts deferred are not actually invested in the funds. We believe that providing a program that allows and encourages planning for retirement is a key factor in our ability to attract and retain talent.

Company matches under the Amended Plan will vest immediately so long as the participant is employed with the Company on February 15 of the year following the year in which the amounts are notionally earned and such amounts are actually determined. The first year in which any amounts will be determined and then credited to participants is 2014. Distributions of amounts credited to participants under the Amendment will be in the same manner and subject to the same rules as all other distributions under the Amended Plan.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment to the LyondellBasell U.S. Senior Management Deferral Plan dated April 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: April 30, 2013	By:	/s/ Craig B. Glidden
Craig B. Glidden
Executive Vice President

Exhibit Index

Exhibit	Description

10.1	First Amendment to the LyondellBasell U.S. Senior Management Deferral Plan dated April 29, 2013